First Quarter 2020 Earnings April 24, 2020

Agenda IDEX Performance Drivers COVID 19 Financials • Q1 Performance • Liquidity • Break Even Analysis Q2 Summary Q&A 2 IDEX Proprietary & Confidential

Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13694804 • Log on to: www.idexcorp.com 3 IDEX Proprietary & Confidential

Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This presentation and discussion may contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the anticipated effects of the coronavirus pandemic, including with respect to the Company's sales, facility closures, supply chains and access to capital, capital expenditures, acquisitions, cost reductions, cash flow, revenues, earnings, market conditions, global economies and operating improvements, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the coronavirus pandemic and the effects of the coronavirus on our ability to operate our business and facilities, on our customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company's results, particularly in light of the low levels of order backlogs it typically maintains; the Company's ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company's most recent annual report on Form 10-K and the Company's subsequent quarterly reports filed with the Securities and Exchange Commission (SEC) as well as the other risks discussed in the Company’s filings with the SEC. The forward- looking statements included in this Current Report and the Exhibits hereto are only made as of the date of this news release, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented herein. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending March 31, 2020, which is available on our website. 4 IDEX Proprietary & Confidential

Business Update IDEX Proprietary & Confidential

IDEX Performance Drivers Great Businesses Distinctive Culture Capital Deployment 6 IDEX Proprietary & Confidential

Samples of How “We’re In This Fight” DNA Sequencing Components to Components for Lab Diagnostics to Analyze COVID-19 RNA, Helping Direct Test for COVID-19 and Antibodies COVID-19 Test Cells Drug and Vaccine Development Mobile Hospital Tents Compressor for Mobile Portable Hospital-Grade Ventilator Air 7 IDEX Proprietary & Confidential Disinfecting Cart

Thanks to our Great Teams! IDEX Proprietary & Confidential

COVID 19 Our View ▪ Four Phases ▪ Acute (Nearing the End) ▪ Ongoing Uncertainty (Next 3-6 months) ▪ Living with the Virus (Fall 2020 into 2021) ▪ The “New Normal” (Early 2021 and Beyond) ▪ Unprecedented economic impact ▪ The pandemic will yield new applications 9 IDEX Proprietary & Confidential

COVID 19 Response Focus on our people around the world and actions taken to Safety keep people physically, emotionally, and financially safe Prepared to manage our businesses in a volatile environment; Business how we handle supply chain, internal operations and customer Continuity disruptions Managing cash flow, strong liquidity position, and our staying Liquidity power Playing Adapting to help with the COVID-19 fight and what we are Offense doing to position ourselves for the recovery 10 IDEX Proprietary & Confidential

Financials IDEX Proprietary & Confidential

IDEX Q1 Financial Performance (Dollars in millions, excl. EPS) Sales Earnings Per Share Organic: 5% decrease 8% decrease $1.44 $1.33 $622 $594 Q1 Q1 2019 2020 2019 2020 Operating Margin Free Cash Flow 30 bps decrease 5% decrease $76 23.8% $72 23.5% Q1 Q1 2019 2020 2019 2020 Q1 guidance achieved in challenging market environment 12 IDEX Proprietary & Confidential

Liquidity (Dollars in millions) FREE CASH FLOW(1) ADJUSTED LEVERAGE(1) 2.5x $600 200% $477 $473 1.9x $500 $423 180% 2.0x 1.7x $362 $389 $400 $322 160% 1.5x 1.5x 1.3x $300 133% 140% 1.3x 114% 115% 112% 113% $200 103% 120% 1.0x $100 100% $- 80% 0.5x 2015 2016 2017 2018 2019 LTM 0.0x Free Cash Flow FCF / Net Income 2015 2016 2017 2018 2019 LTM 900 Cash on Hand and Term Debt Maturities 642 800 700 600 569 500 400 350 300 300 200 150 100 100 100 0 Cash & 2020 2021 2022 2023 2024 2025 Cash Equivalents Capital discipline and conservative leverage with liquidity focus Note: LTM period ending Q1 2020 13 IDEX Proprietary & Confidential (1) Adjusted Leverage = Total Debt / Adjusted EBITDA

Breakeven Cash Flow Current Cost With Discretionary With Structural Structure Cost Controls Actions Inlcuding Breakeven Revenue $1.8B $1.6B $1.5B Dividend % Change vs 2019 (30%) (35%) (40%) Excluding Breakeven Revenue $1.5B $1.3B $1.2B Dividend % Change vs 2019 (40%) (48%) (50%) Break Even Revenue (30%) - (50%) down vs. 2019 14 IDEX Proprietary & Confidential

Q2 Summary ▪ Revenue expected to be down 15% - 25% ▪ Significant discretionary cost reductions, top line flow through ~50% ▪ Balancing additional restructuring actions with optimizing ability to respond to the recovery ▪ Expect to generate positive cash flows including funding our dividend and critical capital needs 15 IDEX Proprietary & Confidential

Appendix IDEX Proprietary & Confidential

Fluid & Metering Technologies (Dollars in millions) Orders Sales Operating Margin Organic: 7% decrease Organic: 5% decrease 20 bps decrease $256 $243 29.6% $236 $227 29.4% Q1 Q1 Q1 2019 2020 2019 2020 2019 2020 Q1 Sales Mix: Organic -5% Q1 Highlights: ❑ Industrials markets challenged as the slow down anticipated at the start of the year FX -1% has been compounded by COVID ❑ Agriculture orders showed resiliency in the quarter Reported Sales -6% ❑ Energy markets challenged by low fuel prices, continuing to hamper capital investment ❑ Chemical market and targeted initiatives drove positive sales in the quarter Cost control and productivity initiatives held margins in challenging market 17 IDEX Proprietary & Confidential

Health & Science Technologies (Dollars in millions) Orders Sales Operating Margin Organic: 6% increase Organic: 4% decrease 50 bps decrease $261 24.0% $225 $224 23.5% $240 Q1 Q1 Q1 2019 2020 2019 2020 2019 2020 Q1 Sales Mix: Organic -4% Q1 Highlights: Acquisition 4% ❑ Life Sciences businesses continue to perform well driven by DNA Sequencing and Microfluidics. Large OEM orders driving the organic increase for the segment FX -1% ❑ Industrial markets across the segment remained challenged in Q1 ❑ MPT performing well on execution of their backlog and strength within the Pharma Reported Sales -1% market ❑ Sealing Solutions saw strengthening in the Semicon market, offset by weakening Automotive and Oil & Gas markets Order strength in Life Sciences, Pharma and Semicon markets 18 IDEX Proprietary & Confidential

Fire & Safety / Diversified Products (Dollars in millions) Orders Sales Operating Margin Organic: 7% decrease Organic: 7% decrease 60 bps increase $156 $162 26.4% $149 $144 25.8% Q1 Q1 Q1 2019 2020 2019 2020 2019 2020 Q1 Sales Mix: Organic -7% Q1 Highlights: ❑ Fire continues to show solid demand with large OEM backlogs FX -1% ❑ Global tenders for Rescue projects are down ❑ Band-IT negatively impacted by declines in Automotive and Aerospace and Reported Sales -8% further erosion in the Oil and Gas markets ❑ Dispensing sales in Europe and Asia declined, offsetting a rebound in North America Challenging market for Band-IT and Dispensing offset by strong demand in Fire 19 IDEX Proprietary & Confidential